Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this “Amendment”) is entered into as of January 8, 2008, by and among the Borrowers party hereto, the Loan Guarantors party hereto (and together with the Borrowers, the “Loan Parties”), the Required Lenders party hereto, and THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent and Collateral Agent for the Lenders under the Credit Agreement described below (the “Agent”).

WHEREAS, each of ETOYS DIRECT, INC., a Delaware corporation (“eToys Direct”), MY TWINN, INC., a Delaware corporation (“My Twinn”), BABYUNIVERSE, INC., a Florida corporation (“BabyUniverse (Florida)”), POSHTOTS, INC., a Virginia corporation (“PoshTots”), and DREAMTIME BABY, INC., a Florida corporation (“Dreamtime (Florida)”, and collectively with eToys Direct, My Twinn, BabyUniverse (Florida) and PoshTots, the “Existing Borrowers”) and the Loan Guarantors are parties to that certain Amended and Restated Credit Agreement dated as of October 12, 2007 with the Lenders and the Agent (as the same may be amended or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions set forth therein, to make certain loans to the Existing Borrowers;

WHEREAS, the Loan Parties have informed the Agent that BabyUniverse (Florida) intends to change its state of incorporation from Florida to Colorado by a merger of BabyUniverse (Florida) into The Parent Company, a newly formed, wholly-owned subsidiary of BabyUniverse (Florida) organized under the laws of the State of Colorado (“Parent”) pursuant to an Agreement and Plan of Merger, dated as of October 30, 2007 (the “Parent Merger Agreement”), whereupon BabyUniverse (Florida) shall be merged with and into Parent and the separate existence of BabyUniverse (Florida) shall cease and Parent shall be the surviving corporation (the “Parent Reincorporation Merger”);

WHEREAS, the Loan Parties have informed the Agent that in connection with the Parent Reincorporation Merger, Dreamtime (Florida) intends to change its state of incorporation from Florida to Colorado by a merger of Dreamtime (Florida) into Dreamtime Baby, Inc., a newly formed, wholly-owned subsidiary of Dreamtime (Florida) organized under the laws of the State of Colorado (“New Dreamtime”) pursuant to an Agreement and Plan of Merger, dated as of January 8, 2008 (the “Dreamtime Merger Agreement”), whereupon Dreamtime (Florida) shall be merged with and into New Dreamtime and the separate existence of Dreamtime (Florida) shall cease and New Dreamtime shall be the surviving corporation (the “Dreamtime Reincorporation Merger”);

WHEREAS, the Loan Parties have informed the Agent that, in connection with the Parent Reincorporation Merger, Parent intends to form BabyUniverse, Inc., a new, wholly-owned subsidiary of Parent organized under the laws of the State of Colorado (“New BabyUniverse”), which entity shall become a “Borrower” under the Credit Agreement and a “Loan Party” for all purposes under the Credit Agreement;

WHEREAS, the Loan Parties have informed the Agent that, in connection with the Parent Reincorporation Merger, the Loan Parties intend to (i) change the state of incorporation of eToys Direct from Delaware to Colorado pursuant to a Plan of Conversion, (ii) change the state of incorporation of PoshTots from Virginia to Colorado pursuant to a Plan of Domestication, and (iii) change the state of incorporation of My Twinn from Delaware to Colorado pursuant to a Plan of Conversion (collectively, the “Other Borrower Reincorporations”);

WHEREAS, the Loan Parties have requested that the Agent and the Lenders agree to amend the Credit Agreement to, among other things, (a) cause each of Parent, New BabyUniverse and New Dreamtime to be deemed to be a “Borrower” under the Credit Agreement and a “Loan Party” for all purposes under the Credit Agreement, and (b) acknowledge the Other Borrower Reincorporations;

WHEREAS, the Loan Parties, the Lenders and the Agent have agreed to make the foregoing amendments to the Credit Agreement as more particularly set forth herein, subject to the terms and conditions sets forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained in this Amendment, the Loan Parties, the Lenders party hereto and the Agent hereby agree as follows:

1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

2. Joinder of Parent and New BabyUniverse.

(a) Each of Parent and New BabyUniverse hereby acknowledges, agrees and confirms that, by its execution of this Amendment, it will be deemed to be a “Borrower” under the Credit Agreement and a “Loan Party” for all purposes under the Credit Agreement and shall have all of the obligations of a Borrower and a Loan Party thereunder as if it had executed the Credit Agreement. Each of Parent and New BabyUniverse hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, and (b) all of the covenants set forth in Articles V and VI of the Credit Agreement.

(b) Each of Parent and New BabyUniverse is, simultaneously with the execution of this Amendment, executing and delivering such Collateral Documents (and such other documents and instruments) as reasonably requested by the Agent in accordance with the Credit Agreement, including without limitation, a joinder agreement to the Pledge and Security Agreement.

3. Consent to Merger of Dreamtime (Florida) and Joinder of New Dreamtime.

(a) Pursuant to Section 6.03(a) of the Credit Agreement, Dreamtime (Florida) is not permitted to merge into or consolidate with any other Person, other than another Borrower (other than BabyUniverse (Florida)). Subject to the satisfaction of the conditions precedent set forth in Section 10 hereof and in reliance on the representations and warranties set forth in Section 8 hereof, in accordance with the provisions of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the merger of Dreamtime (Florida) with and into New Dreamtime in accordance with the Dreamtime Merger Agreement whereupon Dreamtime (Florida) shall be merged with and into New Dreamtime and the separate existence of Dreamtime (Florida) shall cease and New Dreamtime shall be the surviving corporation.

(b) New Dreamtime hereby acknowledges, agrees and confirms that, by its execution of this Amendment, New Dreamtime will be deemed to be a “Borrower” under the Credit Agreement and a “Loan Party” for all purposes under the Credit Agreement and shall have all of the obligations of a Borrower and a Loan Party thereunder as if it had executed the Credit Agreement. New Dreamtime hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, and (b) all of the covenants set forth in Articles V and VI of the Credit Agreement.

(c) New Dreamtime is, simultaneously with the execution of this Amendment, executing and delivering such Collateral Documents (and such other documents and instruments) as reasonably requested by the Agent in accordance with the Credit Agreement, including without limitation, a joinder agreement to the Pledge and Security Agreement.

4. Acknowledgement of Reincorporations; Waiver of Notice. Subject to the satisfaction of the conditions precedent set forth in Section 10 hereof and in reliance on the representations and warranties set forth in Section 8 hereof, in accordance with the provisions of the Credit Agreement, the Collateral Agent hereby (a) acknowledges (i) the change of the state of incorporation of eToys Direct from Delaware to Colorado, (ii) the change of the state of incorporation of PoshTots from Virginia to Colorado, (iii) the change of the state of incorporation of My Twinn from Delaware to Colorado, and (iv) the change of the state of incorporation of BabyUniverse (Florida) from Florida to Colorado and the change of the name of BabyUniverse (Florida) to “The Parent Company,” and (b) waives any prior written notice requirements pursuant to Section 6.15 of the Credit Agreement, Section 4.15 of the Pledge and Security Agreement or otherwise in connection with the Parent Reincorporation Merger, the Dreamtime Reincorporation Merger and the Other Borrower Reincorporations.

5. Amendments to Loan Documents. Subject to the satisfaction of the conditions precedent set forth in Section 10 hereof and in reliance on the representations and warranties set forth in Section 8 hereof, the Loan Parties, Agent, and the Required Lenders agree that the Loan Documents are hereby amended as follows:

(a) All references in the Loan Documents to the party “BabyUniverse” shall be deemed to refer to The Parent Company, a Colorado corporation.

(b) All references in the Loan Documents to the party “Dreamtime” shall be deemed to refer to Dreamtime, Inc., a Colorado corporation.

(c) All references in the Loan Documents to the party “eToys Direct” shall be deemed to refer to eToys Direct, Inc., a Colorado corporation.

(d) All references in the Loan Documents to the party “My Twinn” shall be deemed to refer to My Twinn, Inc., a Colorado corporation.

(e) All references in the Loan Documents to the party “PoshTots” shall be deemed to refer to PoshTots, Inc., a Colorado corporation.

6. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 10 hereof and in reliance on the representations and warranties set forth in Section 8 hereof, the Credit Agreement is hereby amended as follows:

(a) Amendment to Section 1.01 of the Credit Agreement.

(i) Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “BabyUniverse Loan Parties” and “Borrowers” in their entirety and substituting the following therefor:

“Borrowers” means, collectively, Parent, eToys Direct, New BabyUniverse, PoshTots, Dreamtime and My Twinn.

“Parent Loan Parties” means, collectively, Parent, New BabyUniverse, Dreamtime and PoshTots, and “Parent Loan Party” means any of such Parent Loan Parties.

(ii) Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new definitions therein in appropriate alphabetical order:

“BabyUniverse (Florida)” means BabyUniverse, Inc., a Florida corporation.

“BabyUniverse (Florida) Loan Parties” means, collectively, BabyUniverse (Florida), Dreamtime (Florida) and PoshTots (Florida), and “BabyUniverse (Florida) Loan Party” means any of such BabyUniverse (Florida) Loan Parties.

“Dreamtime (Florida)” means Dreamtime Baby, Inc., a Florida corporation.

“Dreamtime Merger Agreement” means the Agreement and Plan of Merger, dated as of January 8, 2008, by and among Dreamtime (Florida) and Dreamtime pursuant to which Dreamtime (Florida) shall be merged with and into Dreamtime and the separate existence of Dreamtime (Florida) shall cease and Dreamtime shall be the surviving corporation.

“Dreamtime Merger Documents” means the Dreamtime Merger Agreement, all schedules and exhibits thereto and all other documentation executed and delivered pursuant to the Dreamtime Merger Agreement, all as in effect on January 8, 2008.

“Dreamtime Reincorporation Merger” means the merger of Dreamtime (Florida) with and into Dreamtime pursuant to the Dreamtime Merger Documents, resulting in Dreamtime being a direct wholly-owned subsidiary of BabyUniverse.

“First Amendment” means the First Amendment to Amended and Restated Credit Agreement dated as of January 8, 2008, among the Borrowers, the Loan Guarantors party thereto, the Lenders party thereto, and the Administrative Agent.

“First Amendment Date” means January 8, 2008.

“New BabyUniverse” means BabyUniverse, Inc., a Colorado corporation.

“Other Borrower Reincorporations” means, collectively, (a) the change of the state of incorporation of eToys Direct from Delaware to Colorado pursuant to a Plan of Conversion, (b) the change of the state of incorporation of PoshTots from Virginia to Colorado pursuant to a Plan of Domestication, and (c) the change of the state of incorporation of My Twinn from Delaware to Colorado pursuant to a Plan of Conversion, all as in effect on the First Amendment Date.

“Parent” means The Parent Company, a Colorado corporation, and direct parent company of each of New BabyUniverse, eToys Direct, PoshTots and Dreamtime.

“Parent Merger Agreement” means the Agreement and Plan of Merger, dated as of October 30, 2007, by and among BabyUniverse (Florida) and Parent pursuant to which BabyUniverse (Florida) shall be merged with and into Parent and the separate existence of BabyUniverse (Florida) shall cease and Parent shall be the surviving corporation.

“Parent Merger Documents” means the Parent Merger Agreement, all schedules and exhibits thereto and all other documentation executed and delivered pursuant to the Parent Merger Agreement, all as in effect on January 8, 2008.

“Parent Reincorporation Merger” means the merger of BabyUniverse (Florida) with and into Parent pursuant to the Parent Merger Documents.

“PoshTots (Florida)” means PoshTots, Inc., a Virginia corporation.

(b) Amendment to Section 6.09 of the Credit Agreement. Section 6.09 of the Credit Agreement is hereby amended by deleting such Section 6.09 in its entirety and substituting the following therefor:

“SECTION 6.09. Amendment of Material Documents. The Loan Parties will not, and will not permit any Subsidiary of any Loan Party to, agree to any amendment, modification or waiver of any term or provision of (a) the Merger Documents in any material respect, (b) its Charter Documents (except as otherwise expressly provided in Section 6.03(a)) or any Material Agreement, in each case, to the extent that such amendment, modification or waiver could, in the reasonable opinion of the Administrative Agent, have a Material Adverse Effect, (c) the Parent Merger Documents in any material respect, (d) the Dreamtime Merger Documents in any material respect, or (e) any agreement or instrument evidencing or governing any Subordinated Indebtedness. The Loan Parties will not, and will not permit any Subsidiary to, agree to any amendment, modification or waiver of any term or provision of any web partner agreement with any Applicable Partner without the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed.”

(c) Additional Amendments to the Credit Agreement. Notwithstanding the foregoing amendments to the Loan Documents and the Credit Agreement, the Credit Agreement is hereby further amended as follows:

(i) All references to “BabyUniverse” in the defined terms “BabyUniverse Private Placement”, “BabyUniverse Private Placement Documents”, “Merger”, and “Merger Agreement” shall be deemed to refer to BabyUniverse (Florida);

(ii) All references to “BabyUniverse” in Sections 3.04(c), 3.21, 4.01(n), (o), (p), and (v), and 6.03(a)(iii) shall be deemed to refer to BabyUniverse (Florida);

(iii) All references to “BabyUniverse Loan Parties” in Sections 4.01(p), (y), and 6.15 shall be deemed to refer to BabyUniverse (Florida) Loan Parties.

(d) Amendment to Schedules to Credit Agreement. Schedule 3.05(a), Schedule 3.05(b), Schedule 3.15, Schedule 3.17 and Schedule 3.26 to the Credit Agreement are hereby amended by deleting such Schedule 3.05(a), Schedule 3.05(b), Schedule 3.15, Schedule 3.17 and Schedule 3.26 in their entirety and substituting therefor the revised Schedule 3.05(a), Schedule 3.05(b), Schedule 3.15, Schedule 3.17 and Schedule 3.26 attached hereto, which revised Schedules shall be deemed to be incorporated into the Credit Agreement as of the date hereof and each reference in the Credit Agreement to any such Schedules shall be deemed to refer to such Schedule attached hereto on and after the date hereof.

7. Amendment to Pledge and Security Agreement. The Pledge and Security Agreement is hereby amended by deleting the Exhibits A, B, C-1, C-2, D, E, F, G, and H thereto in their entirety and substituting therefor the revised Exhibits A, B, C-1, C-2, D, E, F, G, and H attached hereto, which revised Exhibits shall be deemed to be incorporated into the Pledge and Security Agreement as of the date hereof and each reference in the Pledge and Security Agreement to any such Exhibit shall be deemed to refer to such Exhibit attached hereto on and after the date hereof.

8. No Default; Representations and Warranties, Etc. The Loan Parties hereby represent, warrant, confirm and covenant that, after giving effect to the amendments and consents effected hereby: (a) the representations and warranties of the Loan Parties contained in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof except (i) to the extent that any such representation or warranty specifically refers to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects, subject to the materiality qualification contained therein, (iii) that, for purposes of this Section 8, the representations and warranties contained in Section 3.04(b) of the Credit Agreement shall be deemed to refer to the most recent financial statements delivered pursuant to Sections 5.01(a), (b) and (c) of the Credit Agreement; (iv) that, for purposes of this Section 8, all references in Article III of the Credit Agreement to Schedule 3.05(a), Schedule 3.05(b), Schedule 3.15, Schedule 3.17 and Schedule 3.26, respectively, shall be deemed to refer to the updated Schedule 3.05(a), Schedule 3.05(b), Schedule 3.15, Schedule 3.17 and Schedule 3.26, respectively, delivered herewith; and (v) that, for purposes of this Section 8, all references in Sections 3.05, 3.15, 3.25 and 3.26 of the Credit Agreement to the “Effective Date” shall be deemed to refer to the date hereof, and all references in Sections 3.02, 3.03, 3.05, 3.06, 3.13 and 3.15 of the Credit Agreement to the “Transactions” shall be deemed to include the consummation of each of the Parent Reincorporation Merger, the Dreamtime Reincorporation Merger and the Other Borrower Reincorporations; (b) after giving effect to this Amendment, the Loan Parties are in compliance with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents to be observed or performed thereunder and no Default or Event of Default has occurred and is continuing; (c) the execution, delivery and performance by the Credit Parties of this Amendment, and all other documents, instruments and agreements executed and delivered in connection herewith or therewith, and the consummation of the transactions contemplated hereby (i) have been duly authorized by all necessary corporate or other applicable organizational action on the part of the Loan Parties, (ii) have not violated, conflicted with or resulted in a default under any applicable law or regulation, any term or provision of the organizational documents of any Loan Party or any term or provision of any material indenture, agreement or other instrument binding on any Loan Party or any of its assets, (iii) do not require any consent, waiver or approval of or by any Person which has not been obtained, and (iv) have not violated or conflicted with any pre-emptive rights of any Person.

9. Ratification and Confirmation. The Loan Parties hereby ratify and confirm all of the terms and provisions of the Credit Agreement and the other Loan Documents and agree that, except as expressly amended hereby, all of such terms and provisions remain in full force and effect. Without limiting the generality of the foregoing, (a) the Loan Guarantors hereby further acknowledge and confirm that all obligations, liabilities and Indebtedness of the Borrowers under the Credit Agreement, as amended hereby, constitute “Obligations” guarantied by and entitled to the benefits of the guaranties of the Loan Guarantors set forth in Article X of the Credit Agreement and the Loan Guarantors hereby ratify and confirm all of the terms and provisions of such guaranties and (b) the Loan Parties hereby further acknowledge and confirm that all obligations, liabilities and Indebtedness of the Borrowers under the Credit Agreement, as amended hereby, constitute “Obligations” secured by and entitled to the benefits of the security interests in the Collateral (as defined in the Pledge and Security Agreement) granted by the Loan Parties under the Pledge and Security Agreement, and the Loan Parties hereby ratify and confirm all security interests and liens granted to the Collateral Agent and the Lenders under the Pledge and Security Agreement and the other Loan Documents.

10. Conditions to this Amendment. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

(a) Counterparts of Amendment. The Agent shall have received from each party hereto either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) Schedules. The Agent shall have received new Schedule 3.05(a), Schedule 3.05(b), Schedule 3.15, Schedule 3.17 and Schedule 3.26 to the Credit Agreement which Schedules shall be attached hereto. Such Schedules shall be deemed to be incorporated into the Credit Agreement as of the date hereof and each reference in the Credit Agreement to any such Schedule shall be deemed to refer to such Schedule attached hereto on and after the date hereof.

(c) Organizational Matters. The Agent shall have received such documents, resolutions and certificates as the Agent may reasonably request relating to the authorization of this Amendment, the Credit Agreement, as amended by this Amendment, the Parent Reincorporation Merger, the Dreamtime Reincorporation Merger, the Other Borrower Reincorporations, and any and all other documents, instruments and agreements contemplated hereby or thereby or executed and delivered in connection herewith or therewith, and this Amendment, the Credit Agreement, as amended by this Amendment, the Parent Reincorporation Merger, the Dreamtime Reincorporation Merger, the Other Borrower Reincorporations, all in form and substance reasonably satisfactory to the Agent. Additionally, as reasonably requested by the Agent, the Loan Parties agree to deliver to the Agent certified copies of the certificate of incorporation or comparable organizational documents of each Borrower, with all amendments, if any, certified by the appropriate Governmental Authority, after giving effect to the transactions contemplated by this Amendment, including without limitation the consummation of each of the Parent Reincorporation Merger, the Dreamtime Reincorporation Merger and the Other Borrower Reincorporations, and certified copies of such other documents and certificates filed in connection with each of the Parent Reincorporation Merger, the Dreamtime Reincorporation Merger and the Other Borrower Reincorporations.

(d) Joinder to Pledge and Security Agreement. The Agent shall have received from each of Parent, New BabyUniverse, and New Dreamtime executed counterparts to the joinder agreement to the Pledge and Security Agreement.

(e) Exhibits to Pledge and Security Agreement. The Agent shall have received new Exhibits A, B, C-1, C-2, D, E, F, G, and H to the Pledge and Security Agreement which Exhibits shall be attached hereto. Such Exhibits A, B, C-1, C-2, D, E, F, G, and H shall be deemed to be incorporated into the Pledge and Security Agreement as of the date hereof and each reference in the Pledge and Security Agreement to any such Exhibit shall be deemed to refer to such Exhibit attached hereto on and after the date hereof.

(f) Perfection Certificates. The Collateral Agent shall have received a Perfection Certificate with respect to each Borrower, including Parent, New BabyUniverse and New Dreamtime, dated the First Amendment Date and duly executed by an Authorized Officer of each such Borrower.

(g) Trademark Security Agreement. The Agent shall have received from each Loan Party executed counterparts to the Trademark Security Agreement, dated the First Amendment Date, together with all schedules thereto.

(h) Patent Security Agreement. The Agent shall have received from each Loan Party executed counterparts to the Patent Security Agreement, dated the First Amendment Date, together with all schedules thereto.

(i) Insurance Certificates. The Agent shall have received, in form, scope and substance reasonably satisfactory to the Agent, insurance certificates or policies with respect to all insurance required to be maintained pursuant to the Loan Documents identifying the Collateral Agent as loss payee and/or additional insured, as applicable. Additionally, if required, within 30 Business Days after the date hereof, the Administrative Borrower agrees to deliver or cause to be delivered to the Agent endorsements to such insurance policies evidencing the Collateral Agent as lenders loss payee and (as appropriate) an additional insured, each in form and substance satisfactory to the Agent.

(j) Opinion of Counsel to Loan Parties. The Agent shall have received an opinion (addressed to the Agent and dated the date hereof) of Bartlit Beck Herman Palenchar & Scott LLP, counsel to the Loan Parties, in form and substance acceptable to the Agent and covering such matters relating to the Borrowers, this Amendment, and the Credit Agreement, as amended by this Amendment, as the Agent shall reasonably request.

(k) Other Documents. The Agent shall have received such other documents as the Agent or its special counsel shall have reasonably requested.

11. Fees and Expenses. The Borrowers agree to pay all fees and other amounts due and payable to the Agent and Edwards Angell Palmer & Dodge LLP, special counsel to the Agent, incurred in connection with any of the Loan Documents, including this Amendment, and the transactions contemplated thereby including without limitation, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

12. Miscellaneous.

(a) Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Credit Agreement or the other Loan Documents, all of which remain in full force and effect as of the date hereof and are hereby ratified and confirmed. The Loan Parties acknowledge and agree that nothing contained herein shall be deemed to entitle the Loan Parties to a consent to, or a waiver, amendment or modification of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment shall be deemed to be a Loan Document.

(b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(c) Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

(d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:
THE PARENT COMPANY
By:	/s/ BARRY HOLLINGSWORTH
Name:	Barry Hollingsworth
Title:	Vice President and Chief Financial Officer
BABYUNIVERSE, INC.
By:	/s/ BARRY HOLLINGSWORTH
Name:	Barry Hollingsworth
Title:	Vice President
eTOYS DIRECT, INC.
By:	/s/ BARRY HOLLINGSWORTH
Name:	Barry Hollingsworth
Title:	Vice President
POSHTOTS, INC.
By:	/s/ BARRY HOLLINGSWORTH
Name:	Barry Hollingsworth
Title:	Vice President
DREAMTIME BABY, INC.
By:	/s/ BARRY HOLLINGSWORTH
Name:	Barry Hollingsworth
Title:	Vice President

[Signature page to First Amendment to Amended and Restated Credit Agreement]

MY TWINN, INC.
By:	/s/ BARRY HOLLINGSWORTH
Name:	Barry Hollingsworth
Title:	Vice President

[Signature page to First Amendment to Amended and Restated Credit Agreement]

LOAN GUARANTORS:
eTOYS DIRECT 1, LLC
By:	/s/ BARRY HOLLINGSWORTH
Name:	Barry Hollingsworth
Title:	Vice President
eTOYS DIRECT 2, LLC
By:	/s/ BARRY HOLLINGSWORTH
Name:	Barry Hollingsworth
Title:	Vice President
eTOYS DIRECT 3, LLC
By:	/s/ BARRY HOLLINGSWORTH
Name:	Barry Hollingsworth
Title:	Vice President
GIFT ACQUISITION, L.L.C.
By:	/s/ BARRY HOLLINGSWORTH
Name:	Barry Hollingsworth
Title:	Vice President

[Signature page to First Amendment to Amended and Restated Credit Agreement]

AGENT AND REQUIRED LENDER:
THE CIT GROUP/BUSINESS CREDIT, INC., individually, as Administrative Agent, Collateral Agent and Lender
By:	/s/ ADRIAN AVALOS
Name:	Adrian Avalos
Title:	Vice President

[Signature page to First Amendment to Amended and Restated Credit Agreement]